UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

CQENS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Nicollet Avenue, Minneapolis, MN 55419

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (612) 812-2037

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section3(a) of the Exchange Act. [  ]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 30, 2020 CQENS Technologies Inc. (the “Company”) entered into an Asset Purchase Agreement (the “IP Asset Purchase Agreement”) with Xten Capital Group, Inc., a related party (“Xten”), pursuant to which it acquired a portfolio of 29 U.S. and international patents and patent applications in the areas of devices and technologies for aerosolizing certain remedies and pharmaceutical preparations, as well as the solutions and preparation for inhaled delivery. . As consideration for the acquisition, the Company issued Xten common stock purchase warrants exercisable for an aggregate of 21,000,000 shares of its common stock at an exercise price of $5.31 per share (the “Warrants”), including (i) a Series A Common Stock Purchase Warrant exercisable for 7,000,000 shares of common stock commencing on September 30, 2023 and expiring on September 30, 2026, (ii) a Series B Common Stock Purchase Warrant exercisable for 7,000,000 shares of common stock commencing on September 30, 2026 and expiring on September 30, 2029, and (iii) a Series C Common Stock Purchase Warrant exercisable for 7,000,000 shares of common stock commencing on September 30, 2029 and expiring on September 30, 2032. The Company has the right to accelerate or extend the exercise period of each series of Warrants in its discretion. In addition, the exercise period of each series of Warrants automatically accelerates in the event of a “change of control” (as defined in the Warrants) prior to such series of Warrants becoming exercisable by its respective terms. The IP Asset Purchase Agreement contained customary indemnification provisions.

The foregoing description of the terms and conditions of the IP Asset Purchase Agreement and the Warrants is qualified in its entirety by reference to the agreements which are filed as Exhibits 10.1, 4.1, 4.2 and 4.3, respectively, to this report.

On September 30, 2020 the Company also entered into a second Asset Purchase Agreement (the “Other Assets Asset Purchase Agreement”) with Xten pursuant to which is acquired certain assets including, but not limited to, a custom built plume and inhalation testing machine, oscilloscope with probe, multiple pieces of laboratory and workshop equipment, computers, monitors and accessories for $268,357. The Other Assets Asset Purchase Agreement also contained customary indemnification provisions. The description of the terms and conditions of the Other Assets Asset Purchase Agreement is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.2 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information which appears in Item 2.01 of this report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

		Incorporated by Reference			Filed or Furnished
No.	Exhibit Description	Form	Date Filed	Number	Herewith

4.1	Form of Series A Common Stock Purchase Warrant				Filed
4.2	Form of Series B Common Stock Purchase Warrant				Filed
4.3	Form of Series C Common Stock Purchase Warrant				Filed
10.1	Asset Purchase Agreement dated September 30, 2020 by and between CQENS Technologies Inc. and Xten Capital Group, Inc. (IP)				Filed
10.2	Asset Purchase Agreement dated September 30, 2020 by and between CQENS Technologies Inc. and Xten Capital Group, Inc. (other assets)				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CQENS TECHNOLOGIES INC.

Date: October 2, 2020	By:	/s/ William P. Bartkowski
William P. Bartkowski, President

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